UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]	Preliminary Proxy Statement
[_]	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (as permitted by Rule 14a-6(e)(2))
[_]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[_]	Soliciting Material Pursuant to Section 240.14a-12

Quest Diagnostics Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required
[_]	Fee paid previously with preliminary materials
[_]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE QUEST DIAGNOSTICS INCORPORATED ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 16, 2024

Notice of Annual Meeting of Stockholders

WHEN AND WHERE IS THE STOCKHOLDERS MEETING?

The 2024 Annual Meeting of Stockholders of Quest Diagnostics Incorporated (the “Company”) will be held at One Insights Drive, Clifton, New Jersey, on Thursday, May 16, 2024, at 10:30 a.m. local time. If you need directions to the Annual Meeting, please call 1-973-520-2900.

WHAT IS BEING VOTED ON AT THE STOCKHOLDERS MEETING?

•	the election of nine director nominees named in the proxy statement;
•	an advisory resolution to approve the executive officer compensation disclosed in the Company’s 2024 proxy statement;
•	ratification of the appointment of our independent registered public accounting firm for 2024;
•	approval of an amendment to the Company’s Restated Certificate of Incorporation to provide for the exculpation of officers of the Company as permitted by law, which amendment is set forth in full at Annex C of the 2024 Proxy Statement and which is incorporated herein by reference;
•	a stockholder proposal regarding managing climate risk through science-based targets and transition planning, if properly presented; and
•	such other business as may properly come before the meeting or any adjournment or postponement thereof.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

The Quest Diagnostics Board of Directors recommends you vote FOR the election of the nine directors, FOR the advisory resolution to approve the executive officer compensation disclosed in the Company’s 2024 proxy statement, FOR ratification of the appointment of our independent registered public accounting firm for 2024, FOR approval of an amendment to the Company’s Restated Certificate of Incorporation to provide for the exculpation of officers of the Company as permitted by law and AGAINST the stockholder proposal regarding managing climate risk through science-based targets and transition planning.

HOW CAN I GET A COMPLETE SET OF PROXY MATERIALS?

This is not a proxy card. If you wish to submit your proxy on a traditional proxy card, you must request a paper copy of the proxy materials by following the instructions below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following documents are available at: www.ViewMaterial.com/DGX

•	2024 Proxy Statement
•	2023 Annual Report

If you want to receive a paper or e-mail copy of these documents, you must request one; otherwise you will not receive a paper or e-mail copy. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 2, 2024, to facilitate timely delivery.

You may request a paper or e-mail copy of the proxy materials by following the instructions below. You will be asked to provide the 11-digit control number (located by the arrow in the box below).

1.	Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided, or
2.	Access the website, www.SendMaterial.com and follow the instructions provided, or
3.	Send an e-mail to papercopy@SendMaterial.com with your control number in the Subject line. Unless you instruct otherwise, we will reply to your e-mail with links to the proxy materials in PDF format for this meeting only.

To vote your Quest Diagnostics Incorporated shares, you can attend the Annual Meeting of Stockholders and vote during the meeting or you can:

1.	Go to www.ViewMaterial.com/DGX
2.	Click on the icon to submit a proxy for your shares.
3.	Enter the 11 digit control number (located by the arrow in the box above).
4.	Follow the simple instructions to record your voting instructions.

You are able to submit a proxy online until 11:59 p.m. (EDT) on May 15, 2024.